Public Lender Presentation Confidential April 10, 2013

1 Forward Looking Statements Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

Table of Contents Appendix II. Harland Clarke Holdings Corp. Overview Chuck Dawson Chief Executive Officer III. Business Segment Overview Chuck Dawson Chief Executive Officer Raju Shivdasani Chief Executive Officer, HFS 2 V. Syndication Overview Carly Baxter Credit Suisse I. Transaction Overview Jason Chang Credit Suisse IV. Financial Overview Pete Fera Chief Financial Officer

3 I. Transaction Overview Credit Suisse

Transaction Overview

HARLAND CLARKE HOLDINGS CORP.™

Harland Clarke Holdings Corp. ("Harland Clarke Holdings," "HCHC" or the "Company") is a leading security based printing, software and services company focusing on solutions for financial, commercial and educational clients

- Harland Clarke Holdings generated $1.7B in 2012 revenue and $496M in Adj. EBITDA (with only $58M of capex)
- The Company is borrowing $750M of new B3 senior secured term loan. Proceeds will be used to refinance (the "Refinancing") its existing $727M non-extended term loan due 2014 and fund associated transaction fees and expenses
- HCHC believes the leverage neutral Refinancing will be credit enhancing
  - Alleviates the nearest-term maturity in the debt structure
  - Reasonable pro forma leverage of 4.0x LTM 3/31/13 Adj. EBITDA of $510M (1)
- Commitments are requested by April 23, 2013

(1) Mid-point of estimated Adj. EBITDA range. Excludes cash operating losses from GlobalScholar / Spectrum K12.

HARLAND CLARKE®

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Transaction Summary Pro Forma Capitalization 5 Sources and Uses 0 79 155 7 140 58 (1) Varies from L + 175 to L + 225 based on margin average excess availability. (2) The earlier of maturity date or 90 days prior to the maturity of the Senior Floating Rate Notes and Senior Fixed Rate Notes (i.e. May 2015). (3) LIBOR floor of 1.25%. (4) Mid-point of estimated Adj. EBITDA range. Excludes cash operating losses from GlobalScholar / Spectrum K12. EBITDA per credit agreement would be $512M. ($ in millions) Sources Uses New B3 Term Loan $750 Refinance Non-extended Term Loan $727 OID and Estimated Fe s & Expenses 3 Total Sources $750 Total Uses $750 ($ in millions) Current Pro Forma Indicative 3/31/13E 3/31/13E Rate Maturity Cash $82 $82 $80 million ABL – – L+ 200 Feb-18 New B3 Term Loan – 750 TBD May-18 Extended Term Loan 660 660 L + 525 Jun-17 Non-Extended Term Loan 727 – L + 250 Jun-14 9.75% Senior Secured Notes 235 235 9.75% Aug-18 Total First Lien Debt $1,622 $1,645 Senior Floating Rate Notes $204 $204 L + 475 May-15 Senior Fixed Rate Notes 271 271 9.50% May-15 Cash Lease Obligations and Other 3 3 al Debt $2,100 $2,123 LTM 3/31/13E Adj. EBITDA (4) $510 $510 Total First Lien Net Debt / LTM 3/31/13E Adj. EBITDA 3.0x 3.1x Total Net Debt / LTM 3/31/13E Adj. EBITDA 4.0x 4.0x (2) (3) (2) (1)

Management Presenters 6 Chuck Dawson President and Chief Executive Officer 35+ years of experience in the financial services and security printing industry 20 years with Harland Clarke / Clarke American Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM B.A. in Marketing and an MBA from Lamar University Peter Fera Executive Vice President and Chief Financial Officer 19 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles Appointed Executive Vice President and Chief Financial Officer in May 2007 Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business from October 2003 to April 2005 B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management Raju Shivdasani Chief Executive Officer, Harland Financial Solutions 40+ years of experience in financial services technology Appointed Chief Executive Officer of HFS in March 2012 Appointed President of HFS in 2009 Previously served as President and Chief Operating Officer of Phoenix International, Inc. Held positions at Fiserv and Citicorp

7 I. Harland Clarke Holdings Corp. Overview Chuck Dawson, Chief Executive Officer

What Do We Do?

HARLAND CLARKE HOLDINGS CORP.

Harland Clarke Holdings is a leading security based printing, software and services company focusing on solutions for financial, commercial and educational clients

Harland Clarke Holdings

Solutions for Financial Institutions, Consumers, Small Businesses and Large Retail		Solutions for Education, Assessment and Testing	Solutions for Business Process Outsourcing
Harland Clarke 66% of Revenues 2012 Adj. Revenue: $1,113M 2012 Adj. EBITDA: $350M Margin: 31.5%	**Harland Financial Solutions** 18% of Revenues 2012 Adj. Revenue: $297M 2012 Adj. EBITDA: $101M Margin: 34.0%	**Scantron** 7% of Revenues 2012 Adj. Revenue: $102M 2012 Adj. EBITDA: $32M Margin: 31.4%	**Faneuil** 9% of Revenues 2012 Adj. Revenue: $160M 2012 Adj. EBITDA: $29M Margin: 18.1%

Harland Clarke

- Financial and non-financial institution checks
- Marketing services
- Transactional print
- Services around checks
- Call center services
- 12,500 + financial and commercial institutions
- Trusted financial institution partner operating in highly secure network
- 3 – 5 year contracts

Harland Financial Solutions

- Core software that runs banks, thrifts and credit unions
- Specialized solutions for electronic payments, lending, compliance, Internet, mobile and branch banking
- Touch 120,000 bank users per day
- 6,000 financial institutions
- Niche: institutions <$5B in assets
- 80% recurring revenue

Scantron

- Provide scanners and forms
- Online formative and computer adaptive assessment solutions
- Online tutoring services
- Razor blade model – high recurring revenue
- 50,000 educational accounts
  - Serves 80 of the largest 100 school districts by student population in the U.S.
  - 50M students
  - 70 countries

Faneuil

- Business process outsourcing provider servicing:
  - Transportation
  - Healthcare
  - Utilities
  - Municipal / government
- Managed services provider
- Managed print provider
- Serves 4 of the largest toll authorities
- 442M touch points
- National footprint of 170 field techs for on-site maintenance

Harland Clarke Holdings has entrenched customer relationships. Customers depend upon secure transactions, services and products as well as reliability.

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9 Investment Highlights Diversified business model Long-term client relationships with opportunities for growth Leading provider of financial and educational software and services  Unique business model with diversity of products and services  No customer represents more than 8% of total HCHC revenues  Revenue from products excluding financial institution checks has grown from $100M in 2006 to $910M in 2012 − Non-FI check products now represent 54% of total revenue  Harland Clarke and HFS have 12,500+ financial institution relationships  Majority of contracts generally have terms ranging from 3 to 7 years  Ability to cross-sell products creates a loyal and broad base of clients  HFS provides a comprehensive suite of technology products and services  Currently serves over 6,000 financial institutions with over 50% of the Top 100 financial institutions using one or more products  HFS is the number one provider of lending compliance software and a leader in providing financial services organizations an integrated platform for deposit and loan origination, underwriting and servicing  Leading provider of online formative and computer assessment solutions to education Reputation for high quality standards and security  Harland Clarke is an industry leader on quality, service and security  Dedication to protecting clients’ privacy and handling information in a secure and confidential manner Strong financial profile  Over 80% recurring revenue across all businesses  Capex has historically averaged 3% of revenue and will continue along the same level in the future Proven and experienced management team with significant industry experience  Harland Clarke Holdings’ management has multi-disciplinary expertise with significant industry expertise  Track record of reducing costs by consolidating facilities, negotiating procurement savings and reducing corporate overhead − Achieved 387 bps Adj. EBITDA margin expansion between 2008 and 2012

Harland Clarke Holdings Corp. Evolution 10 Adjusted Revenue (1) $ 1,693 Adj. EBITDA (2) $ 496 Margin 29% FI Checks (% of business) 46% Adjusted Revenue (1) $624 Adj. EBITDA $148 Margin 24% FI Checks (% of business) 84% 10 2006 2012 (1) GAAP revenue plus acquisition accounting fair value adjustments; 2012 includes Faneuil projections as if acquisition occurred January 1, 2012. (2) 2012 Adj. EBITDA excludes the impact of GlobalScholar and Spectrum K12 acquisitions. ($ in millions) Drivers of Growth and Revenue Diversity:  Acquired JH Harland  Invested in new technologies  Implemented revenue initiatives  Drove significant cost reductions

11 Geographic Footprint Harland Clarke is headquartered in San Antonio, TX; HFS is headquartered in Lake Mary, FL; Scantron is headquartered in Eagan, MN; Faneuil is headquartered in Hampton, VA A4 Paper Guide Line A4 Paper Guide Line (Closed in March 2013) HFS Data Center General Operations Headquarters Harland Clarke Call Center General Operations Headquarters Plant Scantron General Operations Headquarters Plant Faneuil Call Center General Operations Headquarters

Top 20 31% All Others 69% 12  Unique business model characterized by industry leadership, diversity of products and services, long-term customer relationships, and technology-enabled solutions  Leading industry positions in checks, payment processing, data management, testing / assessment and education technology industries  Balanced business mix among Harland Clarke Holdings’ four business units provides an excellent platform to navigate through economic cycles  Diversity of end markets and customers, as well as diversity within each customer Client Diversity (2012) Growth of Products Excluding FI Checks Harland Clarke Holdings is well situated to continue capitalizing on its unique position to drive value for all stakeholders $100 $816 $910 16% 45% 54% 2006 2008 2012 Non-FI Check Products % Total Revenues Growth of Products Excluding FI Checks ($ in millions)

13 13 +16% Q4 2012 and Full Year Results $121.4 $140.7 Q4 2011 Q4 2012 Q4 2012 Adjusted EBITDA Historical Financials ($ in millions) ($ in millions) $1,713 $1,674 $1,637 $1,693 $493 $487 $474 $496 28.8% 29.1% 29.0% 29.3% 2009 2010 2011 2012 Adj. Revenue Adj. EBITDA (excl. GlobalScholar / Spectrum K12) % margin  Strong Q4 results driven by significant revenue and cost initiatives  Year-over-year Q4 Adjusted EBITDA growth of $19.3M  Adjusted EBITDA growth in all segments versus prior year  Significant 2013 benefit from carry-over of 2012 actions  High recurring revenue stream − Broad customer base − ~85% of revenues under 3 – 5 year contracts  Diversified revenue base  Strong and stable Adjusted EBITDA performance

$125.0 $5.0 $113.5 $130.0 Q1 2012 Q1 2013 E Preliminary Results Q1 2013 Adjusted EBITDA Preliminary Range 14 14 +3%(1) +12%(1) ($ in millions)  Strong first quarter results driven by continued benefit from revenue and cost initiatives across all segments  Adjusted EBITDA growth of $14.0M, or 12%, for Q1 2013 as compared to the Q1 2012  Favorable check unit decline rates at the Harland Clarke segment continued into the first quarter of 2013; same-store financial institution check volumes decreased -3.0%, while non-financial institution check volumes increased 4.2%  Increased backlog conversion and enhanced licensing revenue in the HFS segment (1) Percentage increases calculated using the midpoints of Q1 2013E and LTM Q1 2013E ranges. $507.4 $5.0 $495.9 $512.4 2012 LTM Q1 2013 E Preliminary Results LTM Q1 2013 Adjusted EBITDA Preliminary Range Preliminary Q1 2013 and LTM Results ($ in millions)

Proven Management Team with Significant Industry Track Record

HARLAND CLARKE HOLDINGS CORP.

Highly Experienced Executive Management Team, Incentivized by EBITDA Growth

- **CHUCK DAWSON – President & Chief Executive Officer**
  Harland Clarke Holdings Corp.
  - 20 years with Clarke American / Harland Clarke and 35+ years of experience in the financial services and security printing industry
- **PETER FERA – Executive Vice President & Chief Financial Officer**
  Harland Clarke Holdings Corp.
  - 19 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles
- **DAN SINGLETON – Chief Operating Officer, Harland Clarke Holdings Corp. and President & Chief Executive Officer, Harland Clarke**
  - 28-year career in payment solutions industry having held positions at Xerox and Deluxe Corporation
- **RAJU SHIVDASANI – Chief Executive Officer**
  Harland Financial Solutions
  - 40+ year career in financial services technology having held positions at Fiserv and Citicorp
- **KEVIN BRUEGGEMAN – President & Chief Executive Officer**
  Scantron
  - 20+ years of leadership experience in testing and assessment including executive positions at Harcourt Assessment and Pearson Education
- **ANNA VAN BUREN – President & Chief Executive Officer**
  Faneuil
  - 30 years of business and leadership experience, including operations of government services, marketing and media companies

Multi-disciplinary expertise

Extensive sales & marketing background / experience

Long tenure / significant industry background

Significant M&A execution and integration track record

Strong public company reporting experience

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16 II. Business Segment Overviews Chuck Dawson, Chief Executive Officer

$1,305 $1,239 $1,204 $1,146 $1,113 2008 2009 2010 2011 2012 17 Profile • Comprehensive range of check and related products, marketing services and security solutions • Trusted partner operating in a highly secure network • Broad range of vertical industries, including financial, retail, insurance, healthcare and software • 12,500+ financial and commercial relationships • Long-term contracts with 85% recurring revenue • Significant cost reductions driven by strong culture of continuous improvement • Accelerated growth through retail channels, private label and big box relationships • Optimized customer-preferred channels Adjusted EBITDA and Margins(1) ($ in millions) Adjusted Revenue(1) 17 (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA. $81 $88 $89 $90 $85 $79 $93 $93 28.6% 30.9% 31.2% 30.7% 29.3% 28.9% 33.2% 34.4% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin Adjusted EBITDA – Quarterly(1) ($ in millions) Harland Clarke Segment Overview $342 $366 $361 $348 $350 26.2% 29.5% 30.0% 30.3% 31.5% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin ($ in millions)

We are the company of choice for financial institutions  Personal & business checks and accessories  Multi-channel direct marketing  Transactional print solutions  Custom print solutions for financial and non-financial clients  Delivery, security and anti-fraud programs  Card services  Contact center services  Standard and custom forms  Social and business stationery  Survey services 18 Harland Clarke Solutions

19 19  Financial institution check unit declines in 2011 and 2012 showed an improvement in the rate of check unit decline as compared to 2010  Non-financial institution check units increased in 2011 and 2012 as compared to 2010 Financial Institution Channel Non-Financial Institution Channel Unit Trends(1) Unit Trends (1) Same store units; exclude impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities  Large financial institutions  Community banks  Brokerage firms  Big box retailers  Small business software providers  Direct selling associations  31 clients (10.1%) (7.5%) (5.6%) (3.0%) 2010 2011 2012 Q1 2013 (1.4%) 1.4% 2.0% 4.2% 2010 2011 2012 Q1 2013 Harland Clarke Check Unit Trends

20 20  Price management  Package size changes  Up-sell opportunities through direct contacts − Expedited delivery − Enhanced check product designs  Cross-sell opportunities through direct contacts − Security offerings − Business products − Labels and stamps  Check program initiatives Revenue Factors (1) Same store units plus non-financial institution units; excludes impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities *Indexed to 2008 revenue per order Harland Clarke Increases Revenue Per Order Unit Decline Trends (Total Company) (1) 100.0 102.5 102.5 103.0 106.4 2008 2009 2010 2011 2012 (9.2%) (6.5%) (4.7%) (2.0%) 2010 2011 2012 Q1 2013 Revenue per Order*

Check Unit Volume Factors

HARLAND CLARKE HOLDINGS CORP.

- New account opening / bank switching
- Life events
  - Marriage
  - Divorce
  - Starting or finishing college
    - Enrollment in degree-granting institutions to grow at a 1.2% CAGR through 2021 (2)
  - Moving / new home
    - Projected housing starts expected to grow at a CAGR of 7% by 2020(3)
- New business start-ups
- Package quantity changes
- Demographic usage
  - Heavy check users (60+ checks/year):
    - Highest mean age of 57 years
    - Female
    - Divorced / retired
- Required uses
  - Business vendors
  - School events
  - Household vendors

Frequency of Check Use



5%
18%
77%
Used in past 12 months (for payments)
Used > 12 months ago for making payments
Use only for self (transferring funds/cash withdrawal)

User segment profile(1)



13%
22%
34%
31%
Heavy Users (Female, 57yrs, 104 checks/yr)
Medium Users (Female, 49yrs, 31 checks/yr)
Low User (Male, 45yrs, 1 check/yr)
Non-User (Male, 38yrs, none)

All of these activities drive new check order growth

HARLAND CLARKE®

(1) Demographic data corresponds to mean age and median # of checks written per year. Further demographic information below.
(2) Source: U.S. Department of Education, National Center for Education Statistics.
(3) Source: IHS Global Insight.
Sources: Current State of the Check; Javelin Strategy & Research, 8/12/11.

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22 ■ Technology investments have enabled improvements in manufacturing, distribution efficiency and have expanded Harland Clarke’s product offerings ■ CheckFolio automation ■ Enhanced product features ■ Reduced cost ■ Continuous digital color ink jet printers ■ Four new presses installed (2-3 year pay-back period) ■ Two more presses on back order ■ Provide significant cost reductions and additional product capabilities ■ Each replaces approximately 7 monochrome printers Harland Clarke Technology Investments $23M in annualized savings by 2014

23 Growth Platforms 2009 – 2012 CAGR Marketing Services 11.7%  Multi channel integrated marketing capabilities (e.g., database and e-mail marketing, advanced strategy and analytics, content generation, educational services, online surveys, contact center services) Private Label 6.5%  Leverage relationships with large big box retailers, small business software providers and direct selling associations Security Services 32.7%  Expand security and compliance products and services Total 2012 Revenue $308M

$76 $78 $81 $89 $101 25.8% 28.0% 28.6% 30.8% 34.0% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin $295 $279 $283 $289 $297 2008 2009 2010 2011 2012 Adjusted EBITDA – Quarterly(1) $21 $25 $20 $23 $19 $23 $23 $35 29.2% 32.9% 27.4% 33.8% 27.1% 32.9% 31.5% 41.2% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin Profile • Trusted supplier of software and services to 6,000+ financial institutions • 80% recurring revenue • Successful integration of 11 acquired companies • Maximized cross-sell of core and point solutions to existing clients • Expanded margins through cost reduction efforts • Extension of development and technical capabilities through India Development Center ($ in millions) Adjusted Revenue(1) 24 24 Adjusted EBITDA and Margins(1) (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA. ($ in millions) Harland Financial Solutions Overview ($ in millions)

Harland Financial Solutions Capabilities  Account Processing  Check & Item Processing  Electronic Content Management  Remote Capture – Branch (HFS), Teller, Mobile, Merchant Capture  Fraud Solutions – Identity, Transactions Enterprise / Core Systems 25  Loan Origination and Compliance – Consumer, Commercial, Mortgage  Electronic Document Delivery Lending & Compliance  Credit Risk Management Risk Management  ATM Processing, Card Payments (Debit, Credit, Prepaid), Merchant Processing  Account to Account and Person to Person Transfers  Bill Pay  EBPP / EIPP Electronic Payments  Branch automation – Teller, Platform  Business Intelligence – CRM, Account, Marketing, Portfolio Branch Automation & Marketing  Online Banking  Mobile Banking – Phone, Tablet, Voice  Online Account Opening & Boarding Self-service

26 16% 22% 12% 14% 17% 10% 9% Revenue By Asset Tier <$100M $100M to $250M $250M to $500M $500M to $1B $1B to $5B Over $5B Int'l and Non-FI Note: Client count is count of clients being invoiced for recurring revenue (Maintenance/Service Bureau and Term License Fees). 67% 27% 2% 4% Revenue By Type Bank Credit Union International Other  2012 adjusted revenue of $297M  Serving over 6,000+ financial institutions  Over 50% of the Top 100 financial institutions use 1 or more products  Solutions span institutions of all sizes, no revenue concentration in any one segment Harland Financial Solutions Customers

PhoenixEFE Core Processing 4.5% Internet, Mobile Banking and Account Origination 15.7% Lending & Compliance 5.5% Credit Portfolio 10.4% Payments (Bill Pay, P2P, ACH) 24.2% Total Revenue $149M 27 27 Harland Financial Solutions is well positioned to deliver best in class integration of point solutions with a modern architecture core platform Harland Financial Solutions Growth Platform 2009 – 2012 Revenue CAGR Solutions

Bookings / Backlog Growth  Bookings up 14% versus prior year  9.6% CAGR in new and add-on bookings since 2009  Backlog increased by 45% versus prior year Adjusted EBITDA margin expansion of over 300 basis points driven by execution of revenue initiatives coupled with controlling discretionary costs  Travel and discretionary spending  Increased India development team from 26 in December 2010 to 91 as of December 2012 Key Wins  218 new LaserPro clients  47 new CreditQuest clients  75 new uBanking clients  6 new PhoenixEFE bookings 28 28 Harland Financial Solutions 2012 Update

$128 $125 $119 $112 $102 2008 2009 2010 2011 2012 $9 $5 $10 $7 $8 $5 $10 $10 30.0% 19.2% 34.5% 26.9% 29.6% 20.8% 40.0% 38.5% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin $38 $40 $40 $32 $3 29.7% 32.0% 33.6% 28.6% 31.4% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin Adjusted EBITDA and Margins(1) Scantron Education and Commercial Business Overview 29 ($ in millions) Adjusted Revenue(1) Profile • Defined the market for accurate and reliable capture of student performance data • Leader in educational assessment content, technology and product offerings for over 40 years • Innovative data solutions • Stable, high margin business • Large installed base: serves 80 of the largest 100 school districts in the U.S., as well as 70 countries • Testing services remain a necessary budgetary item despite volatility in overall K12 education budgets (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA. Adjusted EBITDA – Quarterly(1) ($ in millions) GlobalScholar / Spectrum K12 Adj. EBITDA – – $0.3 $(18.3) $(17.2) GlobalScholar / Spectrum K12 Adj. Revenue – – $3 $20 $24 ($ in millions)

 Patent protected scanners and forms (razor blade model) that are manufactured by Scantron − Factories in Eagan, MN and Columbia, PA  77% of revenue comes from K-12  85% of schools have more than one product or service  Leading provider of online formative and computer adaptive assessment solutions  Innovative educational technology solutions for K-12  Provider of online tutoring services 30 Scantron – Key Highlights

Education Platforms: Growth Opportunities

HARLAND CLARKE HOLDINGS CORP.™

	2012 Revenues
Data Solutions	$ 85M
Education Technology	$ 41M

Data Solutions — $ 85M

- Broad offering of standard and custom print products
- Investment in digital print technology to address further customer needs for non-scannable printing
- Expansion into new growth markets, domestically and internationally (e.g. voting systems)
- Expanded modes of data capture (web: Safety*Capture*™ onDemand; mobile, handheld) and value-add through reporting and analytics

Education Technology — $ 41M

- K12 assessment delivery, analysis, reporting
- Higher Ed assessment delivery
- Gradebook system
- Online tutoring

New Wins

- Michigan Education Achievement Authority
- Fulton County Schools
- Latinmedia

Pinnaclegrade GRADEBOOK

CLASSOF1

SCANTRON®

EXCEED® RTI

Achievement Series® WEB-BASED ASSESSMENT

Cognition® onDemand.

Performance Series® WEB-BASED DIAGNOSTICS

SafetyCapture onDemand.

SCANTRON®

31

$20.0 $9.0 Annual EBITDA Impact 2013 EBITDA Impact Cost reduction actions taken of approximately $20M in annualized savings, with an estimated $9M to be recognized in 2013 Cost Actions  FTE and contractor reductions  Business process improvements in implementation and product engineering  Cost reduction initiatives in travel and discretionary spend 32 32 Scantron 2012 Update Scantron 2012 Second Half Initiatives ($ in millions)

$21 $28 $28 $29 $29 14.8% 19.3% 17.7% 17.2% 18.1% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin $6 $7 $8 $8 $6 $8 $9 $7 14.6% 17.1% 18.2% 19.0% 15.4% 20.5% 19.0% 17.5% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin Adjusted EBITDA(1) 33 33 Profile • Business process outsourcing and managed services experts • One of the largest and most respected outsourcing providers within the toll and transportation industry • Leading contact center, violations processing center, operations services provider • 170 field technicians across the country providing managed services, maintenance and break / fix solutions • Creating one of the first state health benefit exchanges • 100% of expiring contracts renewed or won through re-bid Revenue(1) ($ in millions) (1) Faneuil results included as if acquisition occurred January 1, 2008; See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA Adjusted EBITDA – Quarterly(1) ($ in millions) $142 $145 $158 $169 $160 2008 2009 2010 2011 2012 Faneuil Business Overview ($ in millions)

 Customer service outsourcing  Back office operations  Call center services  Violation enforcement services  Staffing solutions  Medical device tracking  Technology management services  Managed print services  On-site technology maintenance  Managed IT services 34 Faneuil Solutions

 Continued conversion of business process outsourcing pipeline focusing in: − Transportation − Renewed Florida turnpike toll contract in April 2013 for three years worth over $100M − 495 Expressway − Dulles toll road − Utilities − Healthcare − Fourth quarter RFP for Washington state’s Health Benefit Exchange awarded to Faneuil in Q1 2013 − Municipal and government services  Leverage national network of 170 field techs to expand on-site manufacturing and maintenance and service business − On-site services for new types of equipment − Managed print − Managed services 35 Faneuil Growth Opportunities

36 IV. Financial Overview Peter Fera, Chief Financial Officer

$245 $20 $205 $273 $240 $238 $265 12.0% 16.3% 14.7% 14.1% 15.4% 2009 2010 2011 2012 2013 P Operating Cash Flow Guidance Range % of Revenue $490 $15 $493 $487 $474 $496 $505 28.8% 29.1% 29.0% 29.3% 30.1% 2009 2010 2011 2012 2013 P Adjusted EBITDA Guidance Range % Margin 37 Solid, Long-term Historical Performance Adjusted Revenue (1) ($ in millions) Adjusted EBITDA(1) ($ in millions) Cash Flow from Operations ($ in millions)  Strong cash flow generation and conversions  Low capital expenditures requirements  High recurring revenue stream − Broad customer base and ~85% of revenues under long-term contract (3-5 years)  Demonstrated ability to integrate acquisitions  Diversified revenue base  Demonstrated track record of margin improvement  Significant investment in web-based education technology  Exceeded synergy target of $112.6M from the John H. Harland acquisition (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA. (2) 2013 forecast operating cash flow has not been adjusted for the effect of this proposed transaction. $1,630 $46 $1,713 $1,674 $1,637 $1,693 $1,676 2009 2010 2011 2012 2013 P Adjusted Revenues Guidance Range Total (2)

Strong 2012 Results

HARLAND CLARKE HOLDINGS CORP.

($ in millions)	Q4 2011	Q4 2012	2011	2012
Adjusted EBITDA				
Harland Clarke segment	$ 89.5	$ 93.5	$ 347.7	$ 350.0
Harland Financial Solutions segment	22.6	35.3	88.9	100.5
Scantron segment	0.7	6.3	13.3	15.0
Faneuil segment	5.5	7.3	20.9	29.1
Corporate	(3.3)	(4.9)	(15.1)	(15.9)
Total	**$ 115.0**	**$ 137.5**	**$ 455.7**	**$ 478.7**
Plus: Losses at GlobalScholar / Spectrum K12	6.4	3.2	18.3	17.2
Adjusted EBITDA (excluding GlobalScholar / Spectrum K12)	**$ 121.4**	**$ 140.7**	**$ 474.0**	**$ 495.9**

Harland Clarke

- Adjusted EBITDA increased $4.0M in the fourth quarter of 2012 as compared to the fourth quarter of 2011 due to revenue and cost reduction initiatives implemented in the third quarter of 2012.

Harland Financial Solutions

- Delivered $35.3M in Adjusted EBITDA in the fourth quarter of 2012, an increase of $12.7M as compared to 2011, primarily due to an increase in license fee revenues.

Scantron

- Adjusted EBITDA increased $5.6M in the fourth quarter of 2012 as compared to the fourth quarter of 2011 primarily due to cost reductions that were implemented in the third and fourth quarters of 2012.
- Continued improvement in billings at the acquired GlobalScholar and Spectrum K12 businesses, growing 9.7% in 2012 compared to 2011.

Faneuil

- Adjusted EBITDA increased $1.8M in the fourth quarter of 2012 as compared to the fourth quarter of 2011 primarily due to the acquisition of Faneuil and synergies achieved as a result of combining the Harland Technology Services and Medical Device Tracking businesses into the Faneuil segment.

Continued strong results with Adjusted EBITDA up 16% in the fourth quarter

38

Segment Financial Performance (2011 - 2012)

HARLAND CLARKE HOLDINGS CORP.

Adjusted Revenues[(1)] ($ in millions)

Adjusted EBITDA (% margin) ($ in millions)



Harland Clarke
$283
$285
$285
$293
$290
$273
$280
$270
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
$81
28.6%
$88
30.9%
$89
31.2%
$90
30.7%
$85
29.3%
$79
28.9%
$93
33.2%
$93
34.4%
Harland Financial Solutions
$72
$76
$73
$68
$70
$70
$73
$85
$21
29.2%
$25
32.9%
$20
27.4%
$23
33.8%
$19
27.1%
$23
32.9%
$23
31.5%
$35
41.2%
Scantron(2)
$30
$26
$29
$26
$27
$24
$25
$26
$9
30.0%
$5
19.2%
$10
34.5%
$7
26.9%
$8
29.6%
$5
20.8%
$10
40.0%
$10
38.5%
Faneuil(3)
$41
$41
$44
$42
$39
$39
$42
$40
$6
14.6%
$7
17.1%
$8
18.2%
$8
19.0%
$6
15.4%
$8
20.5%
$8
19.0%
$7
17.5%

(1) GAAP revenue plus acquisition accounting fair value adjustments
(2) See appendix for reconciliation of revenue to adjusted revenue and operating income to adjusted EBITDA.
(3) Faneuil results shown as if acquisition occurred January 1, 2011

39

2nd Half Cost Reductions  Harland Clarke − SG&A actions; $18.5M in annualized savings with an estimated $11.0M to be recognized in 2013 − Procurement Initiatives; $11.5M in annualized savings with an estimated $8.4M to be recognized in 2013 − Operational efficiencies; $12.1M in annualized savings from packaging changes and IT initiatives with an estimated $9.4M to be recognized in 2013 − $28.8M uplift in 2013 EBITDA from 2012 cost reduction initiatives  Scantron − $20.0M in annualized savings with an estimated $9.0M to be recognized in 2013 Revenue Initiatives  Harland Clarke − Approximately $40.2M EBITDA impact in annualized revenue initiatives implemented in second half of 2012 with an estimated $24.0M to be recognized in 2013 40 40 Significant 2013 benefit from actions taken Harland Clarke Holdings 2012 Update HCHC 2012 Second Half Initiatives ($ in millions) $62.1 $37.8 $40.2 $24.0 Annual EBITDA Impact 2013 EBITDA Impact EBITDA Revenue $102.3 $61.8

41 41 Harland Clarke  Significant continuing benefit from 2012 second half revenue and cost reduction initiatives  Same store unit declines budgeted at 5-6% versus 2.1% in Q1 2013  Additional revenue and cost reduction initiatives planned for 2013  Continued focus on non-FI check products, including Security Services, Marketing Services, and Private Label Harland Financial Solutions  Expected continued growth in 2013 driven by Lending and Compliance, PhoenixEFE, and Self-services solutions  Significant backlog from 2012 will benefit 2013 growth  Continued cost control will help drive improved margins Scantron  Continued focus on driving profitability in web-based products  Significant benefit expected from 2012 second half cost reduction initiatives Faneuil  Continue to leverage the combination of Faneuil, Harland Technology Services and Medical Device Tracking to drive growth and efficiencies  Capitalize on strong transportation capabilities to drive additional growth  Continue to drive growth in non-transportation industries, including health care and utilities 2013 Outlook

($ in millions) 2012 2013 Outlook Results Range Adjusted EBITDA Harland Clarke $350 $343 $351 Harland Financial 101 108 112 Scantron 32 30 31 Faneuil 29 24 26 Corporate (16) (15) (15) Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) $496 $490 $505 Scantron Software: GlobalScholar / Spectrum K12 (17) (11) (8) Total Adjusted EBITDA $479 $479 $497 42 42 Harland Clarke Holdings on-track to deliver a strong 2013 2013 Adjusted EBITDA Outlook

43 43 +3%(1) +12%(1) (1) Percentage increases calculated using the midpoints of Q1 2013 E and LTM Q1 2013 E ranges $125.0 $5.0 $113.5 $130.0 Q1 2012 Q1 2013 E Preliminary Results Q1 2013 Adjusted EBITDA Preliminary Range $507.4 $5.0 $495.9 $512.4 2012 LTM Q1 2013 E Preliminary Results LTM Q1 2013 Adjusted EBITDA Preliminary Range Q1 2012 Q1 2013 E 2012 LTM Q1 2013 E Low High Low High Adjusted EBITDA Harland Clarke 84.7$ 90.0$ 92.0$ 350.0$ 355.3$ 357.3$ Harland Financial Solutio s 19.0 27.0 27.5 100.5 108.5 109.0 Scantron 7.8 7.0 8.0 32.2 31.4 32.4 Faneuil 5.8 5.0 6.0 29.1 28.3 29.3 Corporate (3.8) (4.0) (3.5) (15.9) (16.1) (15.6) Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 113.5$ 125.0$ 130.0$ 495.9$ 507.4$ 512.4$ GlobalScholar / Spectrum K12 (8.8) (6.5) (6.0) (17.2) (14.9) (14.4) Adjusted EBITDA 104.7$ 118.5$ 124.0$ 478.7$ 492.5$ 498.0$ Preliminary Q1 2013 and LTM Results ($ in millions) ($ in millions)

($ in millions) 2010 2011 2012 2013PF Adjusted EBITDA $487 $474 $496 $498 (2) Less: Customer billings in excess of recognized revenue (2) (14) (16) 10 Less: Restructuring costs (22) (13) (19) (20) Less: Impact of GlobalScholar/SpectrumK12 – (18) (17) (12) Plus: Changes in working capital and other 16 (5) 11 (7) Operating cash flow before interest and taxes $479 $424 $455 $470 Less: PF Cash Interest Expense (1) (143) (143) (143) (143) Less: PF Cash Tax Expense (1) (84) (67) (95) (78) PF Operating cash flow $252 $214 $217 $249 Less: Capital Expenditures (39) (59) (58) (55) PF Free Cash Flow Available for Debt Repayment $213 $156 $159 $194 44 Key Cash Characteristics:  Historical strong cash generation  Low working capital requirements  High EBITDA margin businesses  Low reinvestment rate (1) Additional cash interest expense based on proposed capital structure as if the proposed transaction occurred on January 1st of each year, and associated tax benefit. (2) Mid-point of estimated Adj. EBITDA range. Strong Free Cash Flow

$2,170 $2,097 $2,013 $1,890 4.8x 4.3x 3.9x 3.6x 2007 2011 2012 2013P Net Debt Leverage 45  Repaid $77M of debt in 2012  Significant improvement in leverage ratio through improvements in results and decrease in total debt  Required debt repayments of approximately $77M per year with new debt agreements ($ in millions) (1) Total debt less cash on-hand. (2) Leverage is calculated using Consolidated EBITDA as defined in the Harland Clarke Holdings Credit Agreement. Proven De-Leveraging Trajectory (2) (1)

46 VI. Syndication Overview Credit Suisse

Summary of Terms 47 New B3 Senior Secured Term Loan Borrower: Harland Clarke Holdings Corp. (the "Borrower", and together will all subsidiaries, the “Credit Group”) Lead Arranger: Credit Suisse Securities (USA) LLC Facility: $750 million First Lien Term Loan (the "B3 Term Loan") Use of proceeds: To refinance a portion of the Company’s existing debt and pay fees and expenses associated with the transaction Maturity: May 2018 (approximately one year after the maturity of the extended term loans) with a springing maturity inside the May 2015 notes Amortization: 1% per annum Call protection: 101 soft call Guarantors: Consistent with the existing Credit Agreement Security: Consistent with the existing Credit Agreement Mandatory prepayments: Consistent with the existing Credit Agreement Affirmative covenants: Consistent with the existing Credit Agreement Negative covenants: Consistent with the existing Credit Agreement Financial covenants: None

Corporate Organizational Structure

HARLAND CLARKE HOLDINGS CORP.


MacAndrews & Forbes Holdings Inc.
Delaware
M&F Worldwide Corp.
Delaware
CA Acquisitions Holdings Inc.(1)
Delaware
Harland Clarke Holdings Corp.(2)
Delaware
Harland Clarke Corp.(3)
Delaware
Faneuil, Inc.(3)
Delaware
Scantron Corporation(3)
Delaware
Harland Financial Solutions, Inc.(3)
Oregon
GlobalScholar, Inc.(1)
Delaware
Spectrum K12 School Solutions, Inc.
Delaware

Note Excludes immaterial subsidiaries.
(1) Guarantor of the senior secured credit facilities.
(2) Issuer of the notes and borrower under the senior secured credit facilities.
(3) Guarantor and co-issuer of the notes and guarantor and co-borrower under the senior secured credit facilities.

48

Summary Timetable 49 Date Event April 10 Bank meeting April 23 Lender commitments due April 26 Close and fund transaction Key Date S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 April 2013

50 Public Q&A

51 Appendix

Harland Clarke Holdings Corp.
Adjusted Revenue and EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.

($ in millions)

	2008	2009	2010	2011	2012
Revenues	$ 1,794.6	$ 1,712.3	$ 1,671.2	$ 1,623.7	$ 1,668.9
Impact of acquisition accounting adjustments	3.0	0.4	2.7	13.8	24.0
Adjusted Revenues	$ 1,797.6	$ 1,712.7	$ 1,673.9	$ 1,637.5	$ 1,692.9

	2008	2009	2010	2011	2012
Operating income	$ 264.8	$ 250.3	$ 296.7	$ 158.6	$ 200.8
Depreciation and amortization	164.5	162.1	157.9	164.4	213.6
Gain/(loss) on early exting. of debt	-	65.0	-	(0.1)	(34.2)
Loss from equity method investment	-	-	-	-	(0.1)
Other income (expense)	(0.4)	0.1	0.1	13.2	(0.2)
EBITDA	428.9	477.5	454.7	336.1	379.9
Adjustments:					
Restructuring costs	14.6	32.5	22.3	12.6	18.9
Acq. related def purch. price / changes in contingent cons.	8.1	3.5	1.4	(24.3)	(0.6)
Asset impairment charges	2.4	44.4	3.7	111.6	1.7
(Gain) /loss on early exting. of debt	-	(65.0)	-	0.1	34.2
Gain on sale of marketable securities	-	-	-	(13.2)	-
One-time, non-cash charge; change in revenue recognition	-	-	-	1.6	1.2
Impact of acquisition accounting adjustments	3.0	0.4	2.7	17.6	23.2
Transaction related expenses	-	-	-	-	3.5
Customer billings in excess of recognized revenues	-	-	2.2	13.6	16.0
Unusual legal expenses	-	-	-	-	0.6
Loss from equity method investment	-	-	-	-	0.1
Adjusted EBITDA	$ 457.0	$ 493.3	$ 487.0	$ 455.7	$ 478.7
Less: Impact from investments in acquired businesses	$ -	$ -	$ 0.3	$ (18.3)	$ (17.2)
Adjusted EBITDA (excl. GlobalScholar / Spectrum K12)	$ 457.0	$ 493.3	$ 486.7	$ 474.0	$ 495.9

52

2008 2009 2010 2011 2012 Revenues 1,304.5$ 1,239.0$ 1,2 3.4$ 1, 44.5$ 1, 42.6$ Impact of acquisition accounting adjustments - - 0.6 1. (29.8) Adjusted Revenues 1,304.5$ 1,239.0$ 1,204.0$ 1,146.0$ 1,112.$ ($ in millions) Harland Clarke Adjusted Revenue and EBITDA Reconciliations 53 2008 2009 2010 2011 2012 Op rating ncome 218.5$ 197.4$ 241.2$ 242.2$ 214.0$ Depreciation and amortization 112.7 109.6 103.5 93.5 146.2 EBITDA 331.2 307.0 344.7 335.7 360.2 ments: Restructuring costs 8.3 25.7 12.3 7.7 11.0 Acq. related def purch. price / changes in contingent cons. - - - (0.8) - Asset impairment charges 2.4 33.6 3.7 0.6 0.8 Impact of acquisition accounting adjustments - - 0.6 4.5 (22.0) Adjusted EBITDA 341.9$ 366.3$ 361.3$ 347.7$ 350.0$

Harland Financial Solutions Adjusted Revenue and EBITDA Reconciliations 54 2008 2009 2010 2011 2012 Revenues 293.7$ 278.9$ 282.7$ 285.8$ 253.7$ Impact of acquisition accounting adjustments 1.4 0.1 - 3.0 4 .0 Adjusted Revenues 295.1$ 279.0$ 282.7$ 288.8$ 296.7$ ($ in millions) 2008 2009 2010 2011 2012 Operating income 34.1$ 32.8$ 48.6$ 53.9$ 23.3$ Depreciation and amortization 28.7 26.9 28.5 27.1 38.4 EBITDA 62.8 59.7 77.1 81.0 61.7 Adjustments: Restructuring costs 3.9 3.8 2.8 0.4 0.4 cq. related def purch. price / changes in contingent cons. 8 3 5 1.1 (0 7) (0 6) Asset impairment charges - 10.6 - - 0.1 One-time, non-cash charge - - - 1.6 1.2 Impact of acquisition accounting adjustments 1.4 0.1 - 3.6 33.8 Customer bill ings in excess of recognized revenues - - - 3.0 3.9 Adjusted EBITDA 76.2$ 77.7$ 81.0$ 88.9$ 100.5$

2008 2009 2010 2011 2012 Revenues 127.3$ 124.8$ 119.9$ 122.6$ 119.9$ Impact of acquisition accounting adjustments 0.6 - 1.8 9.3 5.7 Adjusted Revenues 127.9$ 124.8$ 121.7$ 131.9$ 125.6$ Less: GlobalScholar & Spectrum K12 Adjusted Revenues - - 3.1 20.3 23.6 Adjusted Revenues (excl. GlobalScholar / Spectrum K12) 127.9$ 124.8$ 118.6$ 111.6$ 102.0$ Scantron Education and Commercial Business Adjusted Revenue and EBITDA Reconciliations 55 ($ in millions) 2008 2009 2010 2011 2012 Operating income (loss) 16.6$ 17.3$ 9.0$ (132.0)$ (26.6)$ Depreciation and amortization 18.7 19.9 20.2 35.2 17.9 EBITDA 35.3 37.2 29.2 (96.8) (8.7) Adjustments: Restructuring costs 2.4 3.0 6.6 4.5 5.8 Acq. related def purch. price / changes in contingent cons. - - 0.3 (22.8) - Asset imp irment charges - 0.2 - 108 - Impact f cquisition accounting adjustments 0.6 1 8 9 5 5 Tran action r lat d xpenses - - - - 0.2 Customer bill ings in excess of recognized revenues - - 2.2 10.6 12.1 Adjusted EBITDA 38.3$ 40.4$ 40.1$ 13.3$ 15.0$ Less: Impact from investments in acquired businesses - - 0.3 (18.3) (17.2) Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 38.3$ 40.4$ 39.8$ 31.6$ 32.2$

GlobalScholar and Spectrum K12 Acquisitions Adjusted Revenue and EBITDA Reconciliations 56 2010 2011 2012 Revenues 1.3$ 11.5$ 22.9$ Impact of acquisition accounting adjustments 1.8 8.8 0.7 Adjusted Revenues 3.1$ 20.3$ 23.6$ ($ in millions) 2010 2011 2012 Operating loss (4.4)$ (54.9)$ (32.0)$ Depreciation and amortization 0.2 18.6 3.9 EBITDA (4.2) (36.3) (28.1) Adjustments: Restructuring costs - 2 5 2 Acq. related def purch. price / changes in contingent cons. 0.5 (0.5) - Impact of acquisition accounting adjustments 1.8 8.8 - Customer bill ings in excess of recognized revenues 2.2 10.6 12.1 Allocation of costs related to acquired businesses - (3.4) (3.8) Adjusted EBITDA 0.3$ (18.3)$ (17.2)$

Faneuil Adjusted Revenue and EBITDA Reconciliations 57 *2011 period includes Faneuil results from January 1, 2011 through December 21, 2011. The period of December 22, 2011 through December 31, 2011, the date of common control of HCHC and Faneuil, is included in the HCHC results and includes $2.7M in revenues and $0.3M in Adjusted EBITDA for Faneuil. 2008 2009 2010 2011 2012 Revenues 69.9$ 70.9$ 66.3$ 71.5$ 155.0$ Impact of acquisition accounting adjustments 1.0 0.3 0.3 - 5.1 Adjusted Revenues 70.9$ 71.2$ 66.6$ 71.5$ 160.1$ Fanueil revenues as if acquired January 1, 2008* 71.0 73.5 91.1 97.2 - Proforma Adjusted Revenues 141.9$ 144.7$ 157.7$ 168.7$ 160.1$ ($ in millions) 2008 2009 2010 2011 2012 Operating income 10.4$ 15.6$ 13.1$ 9.6$ 8.8$ Depreciation and amortization 4.4 5.7 5.7 8.6 11.1 EBITDA 14.8 21.3 18.8 18.2 19.9 Adjustments: structuring costs - - 0.6 - 1.7 sset imp irment charges - - - 2.7 8 Impact of acq i ition ccounting adjustments 0 3 0 3 - 5.8 T ansaction related expe s - - - - .3 Unusual legal expenses - - - - 0.6 Adjusted EBITDA 15.8$ 21.6$ 19.7$ 20.9$ 29.1$ Fanueil Adj. EBITDA as if acquired January 1, 2008* 4.9 6.0 8.6 8.2 - Proforma Adjusted EBITDA 20.7$ 27.6$ 28.3$ 29.1$ 29.1$

58